UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 1, 2022

 EVERTEC, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Puerto Rico		66-0783622
(State or other jurisdiction of incorporation or organization)		(I.R.S. employer identification number)

Cupey Center Building,	Road 176, Kilometer 1.3,
San Juan,	Puerto Rico	00926
(Address of principal executive offices)		(Zip Code)

(787) 759-9999
(Registrant’s telephone number, including area code)

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

COMMISSION FILE NUMBER 001-35872

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EVTC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Definitive Material Agreement.

On July 1, 2022, Evertec, Inc (“Evertec”) and its main operating subsidiary, Evertec Group, LLC (“Evertec Group”) completed the previously announced sale to Banco Popular de Puerto Rico and its parent, Popular, Inc. (“Popular”) of certain technology services assets that are used exclusively to service Popular and its affiliates (the “Popular Assets” and such transaction, the “Asset Sale”). Contemporaneously with the Asset Sale, the parties modified and extended the main commercial agreements between the parties which had initial terms ending in 2025, including a 10-year extension of the Merchant Acquiring Independent Sales Organization Agreement (as amended, the “A&R ISO Agreement”), a 5-year extension of the ATH Network Participation Agreement and a 3-year extension of the Master Services Agreement (as amended, the “A&R MSA”).

Pursuant to General Instruction B. 3 of Form 8-K, descriptions of the A&R MSA and the A&R ISO Agreement contained in Item 1.01 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 24, 2022 are incorporated by reference herein. Such descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.

Additionally, on July 1, 2022, Evertec Group completed the previously announced purchase of 100% of the share capital of BBR SpA, a Santiago, Chile based payment and technology solutions company with an office in Perú. The aggregate purchase price for the shares is CLP 48,600 million, approximately USD$53 million.

7.01.	Regulation FD Disclosure.

On July 1, 2022, Evertec issued a press release announcing the closing of the transactions described above in Item 1.01 of this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 7.01 of Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

Number	Exhibit
10.1	Second Amended and Restated Master Service Agreement, dated as of July 1, 2022, among Popular, Inc., Banco Popular de Puerto Rico and Evertec Group, LLC and its subsidiaries.
10.2	Second Amended and Restated Independent Sales Organization Sponsorship and Services Agreement, dated as of July 1, 2022, between Evertec Group, LLC and Banco Popular de Puerto Rico.
99.1	Press Release re: Evertec closes Popular Transaction and BBR acquisition dated July 1, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERTEC, Inc.
(Registrant)

Date: July 1, 2022	By:	/s/ Joaquin A. Castrillo-Salgado
Name: Joaquin A. Castrillo-Salgado
Title: Chief Financial Officer